UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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      .Preliminary Proxy Statement

      .Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X .Definitive Proxy Statement

      ..Definitive Additional Materials

      ..Soliciting Material under Rule 14a-12

VOLITIONRX LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOLITIONRX LIMITED

Centre Technologique

Rue du Séminaire, 20A

BE - 5000 Namur, Belgium

Telephone: +1 (212) 618-1750

Facsimile: +65 6333 7235

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 5, 2014

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2014 Annual Meeting (the “Annual Meeting”) of VolitionRX Limited (“VNRX” or the “Company”) will be held at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, at 9:00am local time on August 5, 2014, for the following purposes:

1.

To elect the Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.

To ratify the appointment of Sadler, Gibb & Associates, LLC as the independent auditor of the Company for the year ended December 31, 2014;

3.

To amend the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares; and

4.

To transact any other business as may properly come before the 2014 Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 9, 2014, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting at the Company’s offices at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium.

The Company is taking advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials over the Internet to our shareholders rather than in paper form. We believe that this delivery process will expedite our shareholders’ receipt of our proxy materials, reduce the environmental impact of our Annual Meeting of Shareholders and lower the costs of printing and distributing our proxy materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about June 20, 2014. You may request receipt of our Proxy Materials in paper or e-mail form by following the instructions on the Notice.

Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting. Shareholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership in the Company’s Stock. For directions to the Annual Meeting, you may contact the Company’s Secretary, Rodney Rootsaert, by writing to VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (212) 618-1750, or by facsimile at +65 6333 7235.

Whether or not you expect to attend in person, we urge you to please vote your shares over the Internet, by telephone or, if you elect to receive a paper copy of your proxy materials, by signing, dating and returning the Proxy Card by mail. This will ensure the presence of a quorum and your representation at the Annual Meeting. Please review the voting instructions on the Notice or the Proxy Card, as the case may be. If your shares are held in street name, please contact your bank, broker or other holder of record to determine whether you will be able to transmit voting instructions through the Internet or by telephone, or follow the instructions on the voting instruction card made available to you on the Internet or if requested, in paper form.

All properly executed proxies will be voted as directed by the shareholder on the Internet, over the telephone, or on a Proxy Card returned by mail. If no direction is given, proxies will be voted in accordance with the Board of Directors’ recommendations and, in the discretion of the proxy holders, in the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Any proxy may be revoked by a shareholder by a later dated proxy delivered over the Internet, telephone, or by mail, by delivery of written notice of revocation to the Company’s Secretary or by giving notice of revocation in person at the Annual Meeting at any time prior to the voting thereof.

By order of the Board of Directors,

Date: June 20, 2014	/s/ Cameron Reynolds
Cameron Reynolds – President, Chief Executive Officer and Director

Date: June 20, 2014	/s/ Dr. Martin Faulkes
Dr. Martin Faulkes - Chairman of the Board of Directors

Date: June 20, 2014	/s/ Guy Innes
Guy Innes - Director

Date: June 20, 2014	/s/ Dr. Alan Colman
Dr. Alan Colman - Director

Date: June 20, 2014	/s/ Dr. Habib Skaff
Dr. Habib Skaff - Director

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 05, 2014

VOLITIONRX LIMITED

VOLITIONRX LIMITED
51 MERCEDES WAY
EDGEWOOD, NY 11717

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 09, 2014
Date: August 05, 2014   **Time:** 9:00 AM EST
Location: Centre Technologique
Rue de Seminaire, 20A
BE-5000 Namur, Belgium

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before July 22, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Cameron Reynolds   02 Dr. Martin Faulkes   03 Guy Innes   04 Dr. Alan Colman   05 Dr. Habib Skaff

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponements thereof.

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